EXHIBIT 10.13
AMENDMENT NO. 3
Dated as of January 19, 2007
to
AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT
Dated as of December 31, 2004
          THIS AMENDMENT NO. 3 (this “Amendment”) dated as of January 19, 2007, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the “Borrower”), (ii) TRW AUTOMOTIVE U.S. LLC, a Delaware limited liability company (the “Collection Agent”), (iii) the “Conduit Lenders” identified on the signature pages hereto, (iv) the “Committed Lenders” identified on the signature pages hereto, (v) the “Funding Agents” identified on the signature pages hereto and (vi) JPMORGAN CHASE BANK, N.A. as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
          A. Reference is made to the Amended and Restated Receivables Loan Agreement dated as of December 31, 2004 among the Borrower, the “Conduit Lenders”, “Committed Lenders” and “Funding Agents” from time to time parties thereto and the Administrative Agent (as amended, the “Receivables Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.
          B. The parties hereto have agreed to amend the Receivables Loan Agreement and the Servicing Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments to Receivables Loan Agreement. Effective as of the Effective Date (as defined below), the Receivables Loan Agreement is amended as follows:
          1.1 The definition of “Concentration Factor” in Section 1.01 of the Receivables Loan Agreement is amended in its entirety to read as follows:
     “Concentration Factor” means, as of any date of determination, (x) with respect to any Obligor that is a Special Obligor, the Special Concentration Factor for such Special Obligor and (y) with respect to any other Obligor, a percentage equal to the following:
     (a) if such Obligor has (i) a short-term debt rating of at least A-2 by S&P or, if no short-term debt rating from S&P is available, a Debt Rating of at least BBB+ by S&P and (ii) a short-term debt rating of at least P-2 by Moody’s or, if no short-term debt rating from Moody’s is available, a Debt Rating of at least Baa1 by Moody’s, 23.5%;
     (b) if such Obligor is not qualified under clause (a) above, but such Obligor has (i) a short-term debt rating of at least A-3 by S&P or, if no short-term debt rating from S&P is available, a Debt Rating of at least BBB- by S&P and (ii) a short-term debt rating of at least P-3 by Moody’s or, if no short-term debt rating from Moody’s is available, a Debt Rating of at least Baa3 by Moody’s, 11.75%; and
     (c) in all other cases, 5.87%;
; provided that in the event the ratings of any Obligor from S&P and Moody’s fall within different ratings levels, then the Concentration Factor for such Obligor shall be determined based upon the lower of the two ratings.
          1.2 The definition of “Lender Group Percentage” is amended to delete the phrase “(expressed out to five decimal places)” and to substitute therefor the phrase “(expressed out to two decimal places)”.
          1.3 The definition of “Loss and Dilution Reserve Ratio” is amended and restated in its entirety to read as follows:
     “Loss and Dilution Reserve Ratio” means, on any day, the greater of (i) the Loss and Dilution Reserve Floor and (ii) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio.
          1.4 Section 1.01 of the Receivables Loan Agreement is further amended to add the following new definition in appropriate alphabetical order:
          “Loss and Dilution Reserve Floor” means 23.5%.
          1.5 Section 1.01 of the Receivables Loan Agreement is further amended to delete the definitions of “Accountants’ Letter”, “Dilution Reserve Floor” and “Loss Reserve Floor”.
          1.6 The third sentence of Section 2.01(a) of the Receivables Loan Agreement is amended and restated in its entirety to read as follows:
     “Each borrowing of Loans hereunder (each a “Borrowing”) shall be in a minimum principal amount equal to such amount as will ensure that no Lender Group’s Lender Group Percentage of such Borrowing would be less than $1,000,000.”
          1.7 Section 5.02(a) is amended to delete the term “Accountants’ Letter” and to substitute therefor the words “Annual Report (as defined in Section 5.02(b))”.

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          1.8 Section 5.02(b) of the Receivables Loan Agreement is amended and restated in its entirety to read as follows:
     “(b) On or before March 31 of each year, the Collection Agent shall cause a firm of consultants or nationally recognized independent public accountants selected by the Administrative Agent and reasonably acceptable to the Collection Agent (who may also render other services to the Collection Agent or its Affiliates) to furnish a report (addressed to the Administrative Agent and each Funding Agent) to the Administrative Agent and each Funding Agent (each such report, an “Annual Report”) in a form and with a scope specified by the Administrative Agent and reasonably acceptable to the Collection Agent, to the effect that they have performed certain procedures as reasonably requested by the Administrative Agent and the Funding Agents and examined certain documents and records relating to the Receivables and the servicing thereof and have compared the information contained in certain of the Monthly Reports delivered pursuant to this Agreement for the preceding twelve (12) calendar month period with such documents and records and that, on the basis of such procedures, have noted no instances where the amounts set forth in such Monthly Reports are not in agreement with the Collection Agent’s documents and records, except for such exceptions as shall be set forth in such report, and addressing such other matters as the Administrative Agent or any Funding Agent may reasonably request; provided that, solely with respect to the Annual Report due on or before March 31, 2007, the parties agree that such Annual Report may be prepared by Ernst & Young LLP utilizing procedures substantially consistent with those outlined in Exhibit E. The cost of any such Annual Report shall be paid by the Collection Agent out of its own funds.
          SECTION 2. Amendment to Servicing Agreement. Effective as of the Effective Date, Section 2.2(b) of the Servicing Agreement is amended to delete the term “Accountants’ Letter” and to substitute therefor the words “Annual Report (as defined in Section 5.02(b) of the Receivables Loan Agreement)”.
          SECTION 3. Removal of Deutsche Bank Lender Group. On the Effective Date, the Borrower shall repay in full all Loans held by the members of the Lender Group for which Deutsche Bank AG, New York Branch acts as Funding Agent (the “DB Lender Group”), together with all accrued and unpaid interest thereon and all other fees, expenses and other Borrower Obligations owing to the DB Lender Group. Each of the other parties hereto hereby consents to such payment. Upon the making of such payment, the members of the DB Lender Group will cease to be parties to the Transaction Documents and shall have no further rights or obligations thereunder, other than those which by their terms survive the termination of the Transaction Documents. Accordingly, effective as of the Effective Date, the Lender Group Limit for the DB Lender Group will be reduced to zero and Schedule I to the Receivables Loan Agreement shall be deemed to be amended to delete the members of the DB Lender Group therefrom. The Lender Group Limits of the other Lender Groups will remain unchanged.
          SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Collection Agent, the Administrative Agent and each of the Lenders.

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          SECTION 5. Reference to and Effect on the Transaction Documents.
          5.1 Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement or the Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Loan Agreement or the Servicing Agreement, as applicable, as amended hereby, and each reference to the Receivables Loan Agreement or the Servicing Agreement in any other Transaction Document shall mean and be a reference to the Receivables Loan Agreement or the Servicing Agreement, as applicable, as amended hereby.
          5.2 Except as specifically amended hereby, the Receivables Loan Agreement, the Servicing Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding Agent or the Administrative Agent under the Receivables Loan Agreement, the Servicing Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, as Borrower
By:	/s/ Peter R. Rapin
	Name:	Peter R. Rapin
	Title:	Chief Financial Officer

TRW AUTOMOTIVE U.S. LLC, as Collection Agent
By:	/s/ Peter R. Rapin
	Name:	Peter R. Rapin
	Title:	Treasurer

Signature Page to Amendment No. 3

PARK AVENUE RECEIVABLES COMPANY, LLC, as a Primary Purchaser
By:	JPMorgan Chase Bank, N.A., as its attorney-in-fact

By:	/s/
Name:
Title:

JPMORGAN CHASE BANK, N.A. as a Funding Agent
By:	/s/
Name:
Title:

JPMORGAN CHASE BANK, N.A. as a Committed Lender
By:	/s/
Name:
Title:

JPMORGAN CHASE BANK, N.A. as Administrative Agent
By:	/s/
Name:
Title:

Signature Page to Amendment No. 3

ALPINE SECURITIZATION CORP., as a Conduit Lender
By:	Credit Suisse First Boston, New York Branch, as
Attorney-in-Fact

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Funding Agent
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Committed Lender
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

Signature Page to Amendment No. 3

LIBERTY STREET FUNDING CORP., as a Conduit Lender
By:	/s/
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Funding Agent
By:	/s/
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Committed Lender
By:	/s/
Name:
Title:

Signature Page to Amendment No. 3

THREE PILLARS FUNDING LLC, as a Conduit Lender
By:	/s/
Name:
Title:

SUNTRUST CAPITAL MARKETS, INC., as a Funding Agent
By:	/s/
Name:
Title:

SUNTRUST BANK, as a Committed Lender
By:	/s/
Name:
Title:

Signature Page to Amendment No. 3

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender
By:	/s/
Name:
Title:

DRESDNER BANK AG, NEW YORK BRANCH, as a Funding Agent
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

Signature Page to Amendment No. 3

TAHOE FUNDING CORP., LLC, as a Conduit Lender
By:	Tahoe Member Corp., its sole member

By:	/s/
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Lender
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

Signature Page to Amendment No. 3